SEI DAILY INCOME TRUST

Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Ultra Short Duration Bond Fund
Short-Duration Government Fund
GNMA Fund
(the "Funds")

Supplement dated July 9, 2018
to the Statement of Additional Information (the "SAI") dated May 31, 2018

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Funds' Board of Trustees.

Effective May 31, 2018, Joan A. Binstock was no longer a member of the Board of Trustees (the "Board") of SEI Daily Income Trust. Accordingly, all references to Ms. Binstock as a current member of the Board or any Committee thereof are hereby removed.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1169 (07/18)